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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 7, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      333-106323               30-0183252
----------------------------            -----------           ----------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

     383 Madison Avenue
     New York, New York                                            10l79
   ---------------------                                         ----------
   (Address of Principal                                         (Zip Code)
     Executive Offices)

      Registrants telephone number, including area code, is (212) 272-2000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 2003 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.

                                                     By:  /s/ Baron Silverstein
                                                          ---------------------
                                                     Name:  Baron Silverstein
                                                     Title:   Vice President

Dated: January 7, 2004

                                  EXHIBIT INDEX

                Item 601 (a) of        Sequentially
Exhibit         Regulation S-K         Numbered
Number          Exhibit No.            Description                       Page
------          -----------            -----------                       ----

1               4                      Pooling and Servicing Agreement   5

                                    EXHIBIT 1